UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3492 (Commission File Number)	75-2677995 (IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)
(713) 759-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 26, 2007, Halliburton Company (“Halliburton”) amended its tax sharing agreement with KBR, Inc. (“KBR”) and KBR’s wholly owned subsidiary, KBR Holdings, LLC. This agreement, which was originally entered into on November 20, 2006 in connection with the initial public offering of KBR common stock, was amended in anticipation of Halliburton’s offer to exchange the 135,627,000 shares of KBR common stock it owns for shares of Halliburton common stock (the “Exchange Offer”), which offering commenced on March 2, 2007. The amendment clarified that the terms of the tax sharing agreement are applicable to the Exchange Offer. The terms of the agreement are described under “Agreements between Halliburton and KBR and Other Related Party Transactions — Tax Sharing Agreement” in the Prospectus—Offer to Exchange, dated March 2, 2007 (the “Prospectus—Offer to Exchange”), for the Exchange Offer included as a part of KBR’s Registration Statement on Form S-4 (File No. 333-141027), as filed on March 2, 2007 with the Securities and Exchange Commission, which description is incorporated herein by reference. Halliburton is the majority stockholder of KBR, owning approximately 81% of KBR’s outstanding common stock. The relationship between Halliburton and KBR, is described under “Agreements between Halliburton and KBR and Other Related Party Transactions” in the Prospectus—Offer to Exchange, which descriptions are incorporated herein by reference.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On February 26, 2007, Halliburton sent a notice (the “Blackout Notice”) to its directors and executive officers informing them of a temporary suspension of trading (the “Blackout Period”) under the Halliburton Retirement and Savings Plan, the Halliburton Savings Plan, the Kellogg Brown & Root, Inc. Retirement and Savings Plan, and the Brown & Root, Inc. Employees’ Retirement and Savings Plan maintained by Halliburton and KBR, respectively, as a result of the Exchange Offer, and the resulting blackout restrictions imposed upon Halliburton’s directors and executive officers. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of the Blackout Notice. Halliburton provided the Blackout Notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Tax Sharing Agreement, effective as of January 1, 2006, by and between Halliburton Company, KBR Holdings, LLC and KBR, Inc., as amended effective February 26, 2007 (incorporated by reference to Exhibit 10.2 to KBR’s Annual Report on Form 10-K for the year ended December 31, 2006; File No. 001-33146).

99.2	Blackout Notice dated February 26, 2007 provided to directors and executive officers of Halliburton.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

	By:	/s/ Bruce A. Metzinger

Date: March 2, 2007	Name:	Bruce A. Metzinger
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1
Tax Sharing Agreement, effective as of January 1, 2006, by and between Halliburton Company, KBR Holdings, LLC and KBR, Inc., as amended effective February 26, 2007 (incorporated by reference to Exhibit 10.2 to KBR’s Annual Report on Form 10-K for the year ended December 31, 2006; File No. 001-33146)

99.2	Blackout Notice dated February 26, 2007 provided to directors and executive officers of Halliburton.